Investor Presentation

By: Randy Fields
Spring 2011



PARK CITY GROUP
trusted

NYSE Amex: PCYG
www.parkcitygroup.com

Forward-Looking Statement

Statements in this presentation that relate to Park City Group's future plans, objectives, expectations, performance, events and the like are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. Future events, risks and uncertainties, individually or in the aggregate, could cause actual results to differ materially from those expressed or implied in these statements. Those factors could include changes in economic conditions that may change demand for the Company's products and services and other factors discussed in the "forward-looking information" section and the "risk factor" section of the management's discussion and analysis included in the Company's report on Form 10-K and 10-Q or current reports on Form 8-K filed with the Securities and Exchange Commission. This presentation is comprised of interrelated information that must be interpreted in the context of all of the information provided and care should be exercised not to consider portions of this presentation out of context. Park City Group uses paid services of investor relations organizations to promote the Company to the investment community. Investments in any company should be considered speculative and prior to acquisition, should be thoroughly researched. Park City Group does not intend to update these forward-looking statements prior to announcement of quarterly or annual results.

Our Business



Supplier "Spoke"
Supplier "Spoke"
Supplier "Spoke"
Retailer "Hub"
Supplier "Spoke"
Supplier "Spoke"
Supplier "Spoke"

- **Software-as-a-Service** ("SaaS") provider
- **Provide third-party "Wal-Mart like" data exchange** between grocery stores and their suppliers
- **Strong value proposition** for retailers & suppliers
  - Improve financial performance
  - Optimize inventory
  - Improve forecasting
  - Enhance customer experience
- **Supports connections** between hundreds of suppliers and each retail chain
- **Scalable** to support infinite retailer/supplier connections.

Park City Group Investment Highlights

- ***Strong Competitive Position* –** 16 years of development and ~$140 million of invested capital in propriety platform.
- ***Recurring revenue streams with multi-year visibility* –** ~95%+ customer retention rate gives strong earnings visibility.
- ***At inflection point in growth curve* –** in both revenue and EPS.

Investment Data (As of 12/31/10)	
NYSE-Amex: PCYG	
Headquarters: Park City, Utah	
Recent Price (3/7/11)	**$5.45**
52-Week Range	$3.26 -$5.79
Shares Outstanding	11 MM
Diluted Shares	15 MM
Market Capitalization	$61 MM
TTM Revenue	$11 MM
TTM Adjusted-EBITDA	$2.6 MM
59% Insider Ownership	

- ***Significant operating leverage…75%+ incremental margin* –** Generating positive free cash flow…no need to raise additional capital.
- ***Influential Board of Directors and Experienced Management Team* –** Current and former grocery, retailing, consumer products, dairy, and magazine industry executives.
- ***Rapidly improving balance sheet* –** Expect net cash position by Dec. 31, 2011.

Core Issue #1 -- *Lost Sales*


BusinessWeek
THE CONSUMER CRUNCH

Balance sheets are highly leveraged and there is constant pressure to reduce inventory but...

When customers cannot find products they want...

- 40% is the cost to retailers of intended sales
- **31% will purchase at a competitor**
- 15% will delay their purchase
- **<u>9% won't purchase the item at all</u>**

Source: Out of Stock study funded by P&G, sponsored by FMA, FMI and NACDS and conducted by Thomas W. Gruen,Ph.D., University of Colorado at Colorado Springs, USA and Dr. Daniel Corsten, IE Business School Madrid

Core Issue #2 -- *Supply Chain Complexity*

Current Supply Chain Model Creates Problems for Both Retailers and Suppliers


Consumer/Scan
Shelf
Stockroom
Store Back Door
Transport To Store
DC Handling
Distribution Center Receiving
Purchasing
Transport to DC
Supplier DC
Transport to Supplier DC
Customs
Port Receiving
Ship Transport
Port Consolidation /Handling
Ship Scheduling
Domestic Manufacturing
Raw Materials Sourcing
Foreign Manufacturing
Sub-Contracted Manufacturing
Raw Materials Sourcing

Uniquely Solving the Industry's Issues

Park City Group's Suite of Technology and Services That Tame the "Supply Chain Beast"

- Synchronize retailers/suppliers so they can actually exchange information
- Align their financial interests with payment/invoicing protocols and systems
- Enlist brain power of suppliers to help retailers manage complex businesses
- Provide information to each side to identify and fix out of stocks and overstocks
- Provide forecasting technology to improve retail store orders
- Provide forecasting to help suppliers replenish retailer warehouses
- Provide systems for suppliers to actually manage inventory flow to retailers
- Help suppliers with overall demand planning and line sequencing

Financial Model

Retailers ("Hubs")

- Retailers can be connected within 2 – 3 months
- Retailers "roll-out" platform to Supplier base
- ~$100,000 annual subscription revenue
- Connection requires no installation of software AND no on-site visit

Suppliers ("Spokes")

- Suppliers go live on platform within 2 – 4 weeks
- Typical subscription revenue of ~$8,000 per year for each Retail (Hub) connection (if connected to 2 Retailers, then $8,000 x 2, etc.)
- Connection requires no installation of software AND no on-site visit

* Assumes 100 store retail chain

Select Retail Partners

GROCERY / FOOD

Safeway
Meijer
Ahold
Supervalu
Wegmans
Shoppers
Stop & Shop
Kroger
Publix
Winn-Dixie
Spartan Stores
Homeland
Tesco
Schnucks
Giant
Tops
Farm Fresh
Shaw's
Giant
Hornbacher's
C&S Wholesale Grocers
WinCo Foods
Food City
Albertsons
Food Lion
Weis

MASS MERCHANT

Walmart
McLane
Target
Costco Wholesale

SPECIALTY

Williams-Sonoma
The Home Depot
Sherwin Williams

DRUG

Rite Aid
CVS

C-STORE

Wawa
Sunoco

Select Supplier Partners

BREAD / BAKERY

Hostess
Flowers
Schmidt

DAIRY

Dreyer's
Edy's
Schwan's
Borden
Dean

SPECIALTY / CENTER STORE

Dad's
Crayola
Bush's
Pentel
TreeHouse
Burpee
Gopher News Company
IPDA
Source Interlink Companies
Ferry-Morse
Wyeth
RugDoctor
Swedish Match

CARDS / STATIONERY

Hallmark

CONFECTION

Russell Stover
Farley's & Sathers

JUICE / SNACKS

Herr's
Clearstar Corporation
Bickel's
Wise
Mission

Customer ROI = Rapid Payback

Areas of Value	Retailer's Lens	Supplier's Lens
Working Capital	Reduction of 10-30%	Over time, inventory reduction is achieved throughout the supplier's supply chain.
Sales Growth	Increase of 4-6%	Established vendor to see a 3-6% upside by closing distribution voids, and having responsive replenishment.
Out of stocks	Decrease of 2-4%	Decrease of 2-4%
Store Operations	Gain 20-25 minutes per delivery	Gain 20-25 minutes per delivery
DC Operations	1000s of hours saved	1000s of hours saved
Shrink/Reclamation	Gain .2-2% on average	Soft Benefit
Service Level - DC	Gain 2-5% fill rate	Gain 5-8% fill rate
Trade Promotion	Soft Benefit	Soft Benefit
Promotional Allocation	Soft Benefit	Soft Benefit
New Product Introductions	2 weeks gained	2 weeks gained
Logistics	Decrease of 1-3%	5-11% decrease in operational cost due to routing efficiences and truck building.
Invoice Reconciliation	40-60% reduction	40-60% reduction
Forecasting	5-10% decrease in forecast error	5-10% decrease in forecast error
Responsive Replenishment	Increased inventory turns and fill rates. Biggest benefit in promotion planning in stock rates.	Increased inventory turns and fill rates
Production Planning	Improved fill rates and EOQ benefits.	Smoother demand signal based on POS movement vs. shipments only.

Park City Group Success…
and Large Direct Store Delivery Growth Opportunity

Out-of-Stocks per Category


% of Total Lost Sales
0
1
2
3
4
5
6
7
8
9
2
4
6
8
10
12
14
Carbonated Soft Drinks
Cookies & Crackers
Beer
Frozen Pizza
Salty Snack
Refrigerated Juice
Bread
Milk
Ice Cream
PCG growth opportunities
PCG dominant in these segments
% OOS Levels (Sales Volume)

Note: Lost sales are estimated by subtracting actual sales from base forecast.
Source: Grocery Manufacturers of America (GMA)

OOS = Out-of-stock

Retailer-Centric Services and Benefits

- ✓ Improved Balance Sheet
- ✓ Higher Sales
- ✓ Lower costs
- ✓ Better visibility


Supply Chain Profit Link
Fresh Market Manager
Retailer "Hub"
Labor Scheduling
Category Analysis

PARK CITY GROUP

Supplier-Centric Services and Benefits

- ✓ Improved Sales
- ✓ Leaner supply chain
- ✓ Lower costs
- ✓ Better visibility
- ✓ Improved ability to gain distribution


Store Level Replenishment
Line Sequencing
Supplier "Spoke"
Demand Planning
Visibility & Analytics

PARK CITY GROUP

Retailer & Supplier Synergy

- Park City Group's products and services come together to create a true partnership between Retailers and Suppliers
- Retailers introduce us to new Suppliers.
- Suppliers introduce us to new Retailers.


Scan Based Trading
Vendor Managed Inventory
Retailer "Hub"
Supplier "Spoke"
Store Level Replenishment
Forecasting

PARK CITY GROUP

Retail Hub Model – 1 Hub, 65 suppliers


Year-over-year revenues grow from the addition
of new Spokes each year
Recurring Revenue
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
20 new Spokes
15 new Spokes
15 new Spokes
15 new Spokes
Mature
1st
2nd
3rd
4th
5th
12 Month Period

Mega Hub Opportunity

- Historically focused on 3 Direct Store Delivery categories
- Now poised to expand services into virtually all merchandise categories in stores
- Category expansion represents "Mega Hub" opportunity
- Mega Hub expansion will drive exponential growth
- A Mega Hub opportunity is significantly larger than a Retail Hub
  - Mega Hub → brings 500+ Suppliers as potential customers
  - Retail Hub → brings 65+ Suppliers as potential customers
- Announced its first Mega Hub contract (August 17, 2010)

Mega Hub Model - 1 Hub, 500 Suppliers

Year-over-year revenues grow from the addition of new Spokes each year


Recurring Revenue
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
200 new Spokes
100 new Spokes
100 new Spokes
100 new Spokes
Mature
1st
2nd
3rd
4th
5th
12 Month Period

Hub & Spoke Economics

- A Retail Hub & Spoke relationship is worth ~$700K per year at maturity
- A Mega Hub & Spoke relationship is worth ~$2 million per year at maturity
- Scaling activities to be completed during fiscal year 2011 enable accelerated growth
- By adding 10 Retail Hubs per year and 3 Mega Hubs per year, the recurring revenue potential stemming from Retailers and Supplies is approximately $60 million per year!

	Recurring Revenue Year 5
Add 10 Retail Hubs per year and related Spokes	$31,350,000
Add 3 Mega Hubs per year and related Spokes	$27,495,000
Total 50 Retail Hubs & 15 Mega Hubs and Spokes	$58,845,000

Contribution Margin Going Forward


Incremental Revenue
Incremental Cost of Sale
Incremental Gross Margin
• Marketing Allowance
• Sales Commissions
• Travel
• Sales Promotions
• Miscellaneous
100%
75%
25%

Experienced Management Team

Name	Title	Experience
Randy Fields	CEO	Chairman & CEO - Co-founder, Mrs. Fields Cookies, Co-founder Captiva Software
Shaun Broadhead	VP Development	Responsible for all the development activities, patent creation and new solution concepts. 20+ years experience. Prior positions with 3Com, Ford Aerospace, and Lockheed Martin.
Steve Lewis	VP Business Services	Over 18 years in retail grocery and food brokerage firms such as American Stores, Safeway, Georgia Pacific, Quaker, and ConAgra Foods.
Kent Rice	Director of Professional Services	20+ years business and software integration experience. Prior firms include American Airlines, McDonnell Douglas, ViaLink and Prescient.
David Colbert	CFO	Co-founder, CFO and VP of Operations for Sendside Networks, Inc., a privately held SaaS company. Over 14 years with Kimberly-Clark Corporation.

Impactful Board of Directors

Name	Experience
Randy Fields	Chairman & CEO - Co-founder, Mrs. Fields Cookies
Robert Allen	Former CEO of Southern Belle Dairy and EVP of Borden, Inc.
Peter Brennan	Private brand authority and Vice Chairman of Daymon Worldwide
James Gillis	Co-CEO of Source Interlink Companies, Inc., a marketing and fulfillment company of entertainment products
Bob Hermanns	Director of Food Industry Programs at the University of Southern California and former CEO of Associated Grocers
Manly Molpus	President of The Molpus Advisory Group and former CEO of Grocery Manufacturers Association
Richard Krause	CEO of New England Confectionery Company

2010 Performance

2009	Goals for 2010	Results for 2010
Revenue $6 Million	FY2010 Revenue of ≈$11 Million	FY2010 Revenue of $10.9 Million
Adjusted EBITDA Breakeven	Adjusted EBITDA of $2.3 Million	Adjusted EBITDA of $2.6 Million
Generating Net Loss	Positive Net Income	Positive Net Income
6 Hubs	Add 6 Hubs in FY2010	Added 7 Hubs in FY2010
Transaction-based Revenue Model	Commence Recurring Revenue Model	Accelerating Recurring Revenue Model

Financial “Snapshot”


Total Revenue
($000)
$3,345
$5,965
$10,875
FY 2008
FY 2009
FY 2010
Subscription Revenue
($000)
$205
$2,883
$6,048
FY 2008
FY 2009
FY 2010
Free Cash Flow
($000)
($2,381)
($629)
$867
FY 2008
FY 2009
FY 2010
Adjusted Non-GAAP EBITDA
($000)
($2,788)
($681)
$2,623
FY 2008
FY 2009
FY 2010

Connections "Snapshot"



Subscription Retailers (Hubs)
18
23
28
Q4 2009
Q4 2010
Q2 2011



Subscription Suppliers (Spokes)
205
216
218
Q4 2009
Q4 2010
Q2 2011



Total Connections
337
391
402
Q4 2009
Q4 2010
Q2 2011

2011 "Goals" & Performance

Results for 2010	Goals for 2011	Results for 6 months ended December 31, 2010
—	Prepare the Company for Scalability	• Linux conversion • New accounting system • Internal process automation • New product development
FY2010 Revenue of $10.9 Million	~20% increase in total revenue	Revenue of $5.3 Million
—	Add 2 Mega Hubs	1 Mega Hub agreement in Q1 2011
—	Add 250-300 new Supplier Spokes	Supplier (Spoke) pipeline: 510 (increase from 300 at September 30)
—	Achieve a national listing	Began trading on NYSE Amex November 2, 2010
Non-GAAP diluted EPS of $0.10	Nearly double non-GAAP diluted EPS	6 months Non-GAAP diluted EPS of $0.05
—	Net cash position by December 31, 2011	—
Added 7 Hubs in FY2010	Add 10 Total Hubs	Added 5 Hubs

New Opportunity – Food Safety

- Regulatory agencies are universally cracking down on unsafe food and fraudulent claims…Food Safety Modernization Act (FSMA) signed into law on January 4, 2011.
- FSMA key provision: **Trackability of food in the supply chain: "one up, one down".**
- Park City Group platform SOLVES the trackability challenges by product synchronization, system interoperability, system security, customer confidentiality and simplified implementation.
- Expands Park City Group's addressable market (all suppliers from the farm to the retailer, domestically AND internationally).
- Minimal incremental investment required to address opportunity…investment funded internally.
- Customer price point in line (less than) current supply chain service offering.
  - No cost solution for the retailer
  - Minimal monthly fee for the supplier

Investment Summary

- Recurring revenue model with multiple year visibility.
- At inflection point of growth: retail hubs, mega hubs and other initiatives.
- Unique platform – proprietary technology trading enables true Retailer and Supplier visibility.
- Named supplier connection pipeline of 510 at December 31, 2010 (300 as of September 30, 2010).

Investment Data (As of 12/31/10)	
NYSE-Amex: PCYG	
Headquarters: Park City, Utah	
Recent Price (3/7/11)	**$5.45**
52-Week Range	$3.26 - $5.79
Shares Outstanding	11 MM
Diluted Shares	15 MM
Market Capitalization	$61 MM
TTM Revenue	$11 MM
TTM Adjusted-EBITDA	$2.6 MM
59% Insider Ownership	

- Superior sales and operational management team with deep CPG and retailer experience.
- Marquis customer list with deep relationships and room to sell additional services.
- High marketing information service provider with a focus on "profitable growth".

Thank You



NYSE Amex: PCYG

www.parkcitygroup.com

PARK CITY
GROUP
trusted
business solutions